UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 18, 2014

Commission File Number:  000-25097

Great West Resources, Inc.
(Exact name of small business issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)
65-0783722
(IRS Employer Identification No.)

9446 Dunloggin Road, Ellicott City, Maryland 21042
(Address of principal executive offices)

(443) 742-2134
(Registrant's Telephone number)

18 Falcon Hills Dr., Highlands Ranch, CO 80126
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2014, Patrick Avery resigned from all of his positions with Great West Resources, Inc. (the "Company"), including Chief Executive Officer, President, Chief Financial Officer, Treasurer, director and Chairman of the board of directors. Mr. Avery's resignation was not a result of any disagreement with the Company, its policies or management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great West Resources, Inc.

Date:   August 22, 2014
By:	/s/ Andrew Uribe

Name: Andrew Uribe
Title: Director